Exhibit (a)(18)

DEUTSCHE INTERNATIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

Deutsche International Fund, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation and Sections 2-208, 2-208.1 and 2-105(c) of the Maryland General Corporation Law, the Board of Directors has:

(a)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche CROCI® Equity Dividend Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche CROCI® Equity Dividend Fund Series, such Class being designated as the “Class T” shares of the Deutsche CROCI® Equity Dividend Fund Series;

(b)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Latin America Equity Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Latin America Equity Fund Series, such Class being designated as the “Class T” shares of the Deutsche Latin America Equity Fund Series;

(c)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche World Dividend Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche World Dividend Fund Series, such Class being designated as the “Class T” shares of the Deutsche World Dividend Fund Series;

(d)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Emerging Markets Equity Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Emerging Markets Equity Fund Series, such Class being designated as the “Class T” shares of the Deutsche Emerging Markets Equity Fund Series;

(e)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Global Equity Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Global Equity Fund Series, such Class being designated as the “Class T” shares of the Deutsche Global Equity Fund Series; and

(f)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s

Deutsche Emerging Markets Frontier Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Emerging Markets Frontier Fund Series, such Class being designated as the “Class T” shares of the Deutsche Emerging Markets Frontier Fund Series.

SECOND: (a) Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 2,947,923,888 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $29,479,238.88, which shares were designated and classified into the following Series, which Series were subdivided into the following Classes:

Series	Classes	Number of Shares

Deutsche CROCI® International Fund		420,595,597

	Class A shares	100,000,000
	Class C shares	20,000,000
	Class S shares	200,595,597
	Institutional Class shares	50,000,000
	Class R6 shares	50,000,000

Deutsche Latin America Equity Fund		220,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	50,000,000

Deutsche World Dividend Fund		320,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000

Deutsche Emerging Markets Equity Fund		270,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000

Deutsche Global Equity Fund		250,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class R shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000

Deutsche Emerging Markets Frontier Fund		200,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000

Undesignated		1,267,328,291

(b) Immediately after the filing of these Articles Supplementary, the Corporation will continue to have the authority to issue 2,947,923,888 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $29,479,238.88, which shares will be designated and classified into the following Series, which Series will be subdivided into the following Classes:

Series	Classes	Number of Shares

Deutsche CROCI® International Fund		470,595,597

	Class A shares	100,000,000
	Class C shares	20,000,000
	Class S shares	200,595,597
	Institutional Class shares	50,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche Latin America Equity Fund		270,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche World Dividend Fund		370,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000

	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche Emerging Markets Equity Fund		320,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class T shares	50,000,000

Deutsche Global Equity Fund		300,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class R shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Deutsche Emerging Markets Frontier Fund		250,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Undesignated		967,328,291

THIRD: A description of the “Class T” shares of the Corporation’s Deutsche CROCI® International Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche CROCI® International Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”,

“Institutional Class”, and “Class R6” shares of the Corporation’s Deutsche CROCI® International Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche CROCI® International Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche CROCI® International Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

FOURTH: A description of the “Class T” shares of the Corporation’s Deutsche Latin America Equity Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Latin America Equity Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, and “Institutional Class” shares of the Corporation’s Deutsche Latin America Equity Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Latin America Equity Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Enhanced Global Bond Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

FIFTH: A description of the “Class T” shares of the Corporation’s Deutsche World Dividend Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche World Dividend Fund Series

shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, “Institutional Class”, and “Class R6”shares of the Corporation’s Deutsche World Dividend Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche World Dividend Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche World Dividend Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

SIXTH: A description of the “Class T” shares of the Corporation’s Deutsche Emerging Markets Equity Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Emerging Markets Equity Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, and “Institutional Class” of the Corporation’s Deutsche Emerging Markets Equity Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Emerging Markets Equity Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Emerging Markets Equity Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

SEVENTH: A description of the “Class T” shares of the Corporation’s Deutsche Global Equity Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Global Equity Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class R”, “Class S”, and “Institutional Class” shares of the Corporation’s Deutsche Global Equity Series.

(b) Each “Class T” share of the Corporation’s Deutsche Global Equity Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Global Equity Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

EIGHTH: A description of the “Class T” shares of the Corporation’s Deutsche Emerging Markets Frontier Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Emerging Markets Frontier Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, and “Institutional Class” of the Corporation’s Deutsche Emerging Markets Frontier Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Emerging Markets Frontier Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Emerging Markets Frontier Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

NINTH: Except as otherwise provided by the express provisions of these Articles Supplementary, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors of the Corporation to classify and reclassify and issue any unissued shares of the Corporation’s capital stock and to fix or alter all terms thereof to the full extent provided by the Charter of the Corporation.

TENTH: The Board of Directors of the Corporation, acting at a meeting duly called and held on December 2, 2016 duly authorized and adopted resolutions designating and classifying the capital stock of the Corporation as set forth in these Articles Supplementary.

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IN WITNESS WHEREOF, Deutsche International Fund, Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 2nd day of December, 2016; and its Vice President acknowledges that these Articles Supplementary are the act of Deutsche International Fund, Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DEUTSCHE INTERNATIONAL FUND, INC.

/s/ Hepsen Uzcan	/s/ John Millette
Name: Hepsen Uzcan	Name: John Millette
Position: Assistant Secretary	Position: Vice President

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